UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 18, 2025

Comcast Corporation
(Exact Name of Registrant as Specified in its Charter)

Pennsylvania
(State or Other Jurisdiction of Incorporation)

001-32871		27-0000798
(Commission File Number)		(IRS Employer Identification No.)

One Comcast Center
Philadelphia, PA		19103-2838
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (215) 286-1700
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock, $0.01 par value	CMCSA	The Nasdaq Stock Market LLC
0.000% Notes due 2026	CMCS26	The Nasdaq Stock Market LLC
0.250% Notes due 2027	CMCS27	The Nasdaq Stock Market LLC
1.500% Notes due 2029	CMCS29	The Nasdaq Stock Market LLC
0.250% Notes due 2029	CMCS29A	The Nasdaq Stock Market LLC
0.750% Notes due 2032	CMCS32	The Nasdaq Stock Market LLC
3.250% Notes due 2032	CMCS32A	The Nasdaq Stock Market LLC
1.875% Notes due 2036	CMCS36	The Nasdaq Stock Market LLC
3.550% Notes due 2036	CMCS36A	The Nasdaq Stock Market LLC
1.250% Notes due 2040	CMCS40	The Nasdaq Stock Market LLC
5.250% Notes due 2040	CMCS40A	The Nasdaq Stock Market LLC
5.50% Notes due 2029	CCGBP29	New York Stock Exchange
2.0% Exchangeable Subordinated Debentures due 2029	CCZ	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At our annual meeting of shareholders held on June 18, 2025 (the “annual meeting”), our shareholders approved an amendment to the Comcast-NBCUniversal 2011 Employee Stock Purchase Plan (the “Plan”) to increase the number of shares available for issuance from 24.2 million to 34.2 million. The amendment was approved on February 25, 2025 by the Compensation and Human Capital Committee of our Board of Directors, subject to shareholder approval at the annual meeting. The effective date of the Plan is June 18, 2025.

The above description is qualified in its entirety by reference to the full text of the Plan, which is attached as Exhibit 10.1 hereto.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

(a)    At the annual meeting on June 18, 2025, our shareholders approved, or did not approve, the following proposals.
(b)    The number of votes cast for and against (or withheld) and the number of abstentions and broker non-votes with respect to each such proposal, as described in detail in the Company’s definitive proxy statement dated April 25, 2025, are set forth below.
(1)All of the director nominees named in the proxy statement were elected to serve as directors for one-year terms.

Director	For	Withheld	Broker Non-Votes
Kenneth J. Bacon	276,326,268	94,282,743	22,704,817
Thomas J. Baltimore, Jr.	293,214,056	77,394,955	22,704,817
Madeline S. Bell	316,252,613	54,356,398	22,704,817
Louise F. Brady	366,037,685	4,571,326	22,704,817
Edward D. Breen	351,324,467	19,284,544	22,704,817
Jeffrey A. Honickman	309,999,118	60,609,893	22,704,817
Wonya Y. Lucas	366,035,240	4,573,771	22,704,817
Asuka Nakahara	366,026,920	4,582,091	22,704,817
David C. Novak	364,819,859	5,789,152	22,704,817
Brian L. Roberts	345,943,514	24,665,497	22,704,817

(2)The appointment of Deloitte & Touche LLP as our independent auditors for the 2025 fiscal year, as described in the proxy statement, was ratified.

For	Against	Abstain	Broker Non-Votes
379,440,116	13,593,917	279,795	N/A
(3)The increase in share authorization under the Plan, as described in the proxy statement, was approved.

For	Against	Abstain	Broker Non-Votes
368,706,077	1,606,890	296,044	22,704,817

(4)The advisory vote on our executive compensation, as described in the proxy statement, was approved.

For	Against	Abstain	Broker Non-Votes
332,155,225	37,280,056	1,173,730	22,704,817
(5)A shareholder proposal to consider “CEO pay ratio factor” in executive compensation, as described in the proxy statement, was not approved.

For	Against	Abstain	Broker Non-Votes
15,802,892	353,841,457	964,662	22,704,817

(6)A shareholder proposal to adopt a policy for an independent chair, as described in the proxy statement, was not approved.

For	Against	Abstain	Broker Non-Votes
98,559,891	270,904,585	1,144,535	22,704,817

Item 9.01(d). Exhibits

Exhibit Number	Description

10.1	Comcast-NBCUniversal 2011 Employee Stock Purchase Plan, as amended and restated, effective June 18, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMCAST CORPORATION

Date:	June 20, 2025	By:	/s/ Elizabeth Wideman
		Name:	Elizabeth Wideman
		Title:	Senior Vice President, Senior Deputy General Counsel and Assistant Secretary